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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 21, 1999
                                                --------------------------------

                            VINTAGE PETROLEUM, INC.
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            (Exact name of registrant as specified in its charter)


    Delaware                       1-10578                       73-1182669
-----------------             ----------------               -------------------
 (State or other              (Commission File                  (IRS Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)


110 West Seventh Street, Tulsa, Oklahoma                            74119
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         Credit Bancorp Matter.  In November 1999, the Securities and Exchange
         ---------------------
         Commission (the "SEC") filed a civil action against Credit Bancorp and obtained an order temporarily restraining Credit Bancorp from making fraudulent offers, sales and purchases of securities in connection with an investment program. This action by the SEC against, and its ongoing investigation of, Credit Bancorp in no way involves or affects the operations, financial condition or future prospects of the Registrant. Any references to shares of the Registrant's common stock in the SEC's civil complaint involve only the personal holdings of Charles C. Stephenson, Jr. (the Chairman of the Registrant) through Stephenson Equity Co., a general partnership controlled by Mr. Stephenson.

         Mr. Stephenson has informed the Registrant that Stephenson Equity Co. deposited earlier in the year 8,000,000 shares of common stock of the Registrant (or approximately 12.8% of the Registrant's currently issued and outstanding shares of common stock) into the Credit Bancorp investment program now being investigated by the SEC. Mr. Stephenson also indicated that Stephenson Equity Co. retained full ownership of the shares under the terms of the agreement between Stephenson Equity Co. and Credit Bancorp and that the agreement placed explicit and unequivocal limitations on the transferability or use of the shares. Mr. Stephenson has further advised the Registrant that, although he believes that none of the 8,000,000 shares have been sold, some of these shares have in fact been margined by Credit Bancorp without his consent and in violation of the agreement that Stephenson Equity Co. entered into with Credit Bancorp. The SEC has received a court order freezing the assets of Credit Bancorp. Stephenson Equity Co. has also requested, and has filed a lawsuit against Credit Bancorp requesting, Credit Bancorp to return the shares to Stephenson Equity Co., as the rightful owner of the shares. Mr. Stephenson further stated that certain insurance coverage exists that should be available to cover losses, if any, resulting from the unauthorized activities of Credit Bancorp with respect to the shares and that Stephenson Equity Co. has filed an insurance claim in the event of any such loss.

         The Registrant cannot predict the effect, if any, that this civil action against, and investigation of, Credit Bancorp may ultimately have on Mr. Stephenson's ownership of shares of the Registrant.

         Other Matters.  Copies of the Registrant's press releases dated October
         -------------
         21, 1999, December 1, 1999, December 20, 1999, and January 3, 2000, are
         attached as exhibits hereto and incorporated herein by reference.

                                      -2-
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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

              99.1 Press release dated October 21, 1999, issued by the Registrant.

              99.2 Press release dated December 1, 1999, issued by the Registrant.

              99.3 Press release dated December 20, 1999, issued by the Registrant.

              99.4 Press release dated January 3, 2000, issued by the Registrant.


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VINTAGE PETROLEUM, INC.



Date:   January 3, 2000         By:  /s/  Michael F. Meimerstorf
                                   ---------------------------------------------
                                   Michael F. Meimerstorf
                                   Vice President and Controller

                                      -3-
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                                 Exhibit Index



Exhibit
Number                            Description
------  ----------------------------------------------------------------

99.1    Press release dated October 21, 1999, issued by the Registrant.

99.2    Press release dated December 1, 1999, issued by the Registrant.

99.3    Press release dated December 20, 1999, issued by the Registrant.

99.4    Press release dated January 3, 2000, issued by the Registrant.